UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   July 11, 2013

Fidelity National Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

001-32630

(Commission File Number)

Delaware	16-1725106
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-8100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 26, 2013, as amended by Amendment No.1 on Form 8-K/A filed with the SEC on July 2, 2013 (collectively, the “Initial 8-K”), on June 25, 2013, Fidelity National Financial, Inc. (“FNF”) entered into an amendment to amend and restate its existing $800 million second amended and restated credit agreement (the “Existing Credit Agreement”), dated as of April 16, 2012 with Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), the lenders party thereto and the other agents party thereto (the “Restated Credit Agreement”). As of July 11, 2013, all of the Lenders under the Restated Credit Agreement have agreed to extend the maturity date of their commitments under the Restated Credit Agreement from April 16, 2016 to July 15, 2018. The Restated Credit Agreement is being attached as Exhibit 10.1 solely for the purpose of reflecting certain technical errors that were corrected in the Restated Credit Agreement discussed on the Initial 8-K. No other changes have been made to the Initial 8-K.

On July 11, 2013, FNF entered into a term loan credit agreement with Bank of America, N.A., as administrative agent (in such capacity, the “TL Administrative Agent”), the lenders party thereto and the other agents party thereto (the “Term Loan Agreement”). The term loans under the Term Loan Agreement mature on the date that is five years from the funding date of the term loans under the Term Loan Agreement. Term loans under the Term Loan Agreement generally bear interest at a variable rate based on either (i) the base rate (which is the highest of (a) one-half of one percent in excess of the federal funds rate, (b) the TL Administrative Agent’s “prime rate”, or (c) the sum of one percent plus one-month LIBOR) plus a margin of between 50.0 basis points and 100.0 basis points depending on the senior unsecured long-term debt ratings of FNF or (ii) LIBOR plus a margin of between 150.0 basis points and 200.0 basis points depending on the senior unsecured long-term debt ratings of FNF. At the current Moody’s and Standard & Poor’s senior unsecured long-term debt ratings of Baa3/BBB-, respectively, the applicable margin for revolving loans subject to LIBOR is 175.0 basis points over LIBOR. In addition, FNF will pay an unused commitment fee of 25.0 basis points on the entire term loan facility until the earlier of the termination of the term loan commitments or the funding of the term loans.

Under the Term Loan Agreement, FNF is subject to customary affirmative, negative and financial covenants, including, among other things, limits on the creation of liens, limits on the incurrence of indebtedness, restrictions on investments, dispositions and transactions with affiliates, limitations on dividends and other restricted payments, a minimum net worth and a maximum debt to capitalization ratio. The Term Loan Agreement also includes customary events of default for facilities of this type (with customary grace periods, as applicable) and provides that, if an event of default occurs and is continuing, the interest rate on all outstanding obligations may be increased, payments of all outstanding term loans may be accelerated and/or the lenders’ commitments may be terminated. In addition, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the Term Loan Agreement shall automatically become immediately due and payable, and the lenders’ commitments will automatically terminate. Under the Term Loan Agreement the financial covenants are the same as under the Restated Credit Agreement.

The Restated Credit Agreement is attached hereto as Exhibit 10.1 and the Term Loan Agreement is attached hereto as Exhibit 10.2 and each is incorporated herein by reference. The foregoing description of the Restated Credit Agreement and the Term Loan Agreement does not purport to be a complete statement of the parties’ rights and obligations under the Restated Credit Agreement and the Term Loan Agreement, respectively, and is qualified in its entirety by reference to Exhibits 10.1 and 10.2.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off–Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8–K is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On July 11, 2013, FNF issued a press release announcing the completion of the Restated Credit Agreement and the entry into the Term Loan Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment, dated as of June 25, 2013, to the Second Amended and Restated Credit Agreement, dated as of April 16, 2012, among Fidelity National Financial, Inc., the lenders party thereto, Bank of America, N.A., as administrative agent, and the other agents party thereto.

10.2	Term Loan Credit Agreement, dated as of July 11, 2013, among Fidelity National Financial, Inc., the lenders party thereto, Bank of America, N.A., as administrative agent, and the other agents party thereto.

99.1	Press Release issued by FNF, dated July 11, 2013.

Important Information Will be Filed with the SEC

FNF plans to file with the SEC a Registration Statement on Form S-4 in connection with the Acquisition. FNF and Lender Processing Services, Inc. (“LPS”) plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the Acquisition. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about FNF, LPS, the Acquisition and related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by FNF and LPS through the web site maintained by the SEC at www.sec.gov or by phone, email or written request by contacting the investor relations department of FNF or LPS at the following:

FNF	LPS
601 Riverside Avenue	601 Riverside Avenue
Jacksonville, FL 32204	Jacksonville, FL 32204
Attention: Investor Relations	Attention: Investor Relations:
904-854-8100	904-854-5100
dkmurphy@fnf.com	nancy.murphy@lpsvcs.com

FNF and LPS, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the Acquisition. Information regarding the directors and executive officers of FNF is contained in FNF’s Form 10-K for the year ended December 31, 2012 and its proxy statement filed on April 12, 2013, which are filed with the SEC. Information regarding LPS’s directors and executive officers is contained in LPS’s Form 10-K for the year ended December 31, 2012 and its proxy statement filed on April 9, 2013, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on FNF or LPS management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. FNF and LPS undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: the ability to consummate the proposed Acquisition; the ability to obtain requisite regulatory and stockholder approval and the satisfaction of other conditions to the consummation of the proposed Acquisition; the ability of FNF to successfully integrate LPS’ operations and employees and realize anticipated synergies and cost savings; the potential impact of the announcement or consummation of the proposed Acquisition on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U.S. economy; FNF’s dependence on distributions from its title insurance underwriters as a main source of cash flow; significant competition that FNF and LPS face; compliance with extensive government regulation; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of FNF’s and LPS’ Form 10-K and other filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.

Date: July 11, 2013	By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment, dated as of June 25, 2013, to the Second Amended and Restated Credit Agreement, dated as of April 16, 2012, among Fidelity National Financial, Inc., the lenders party thereto, Bank of America, N.A., as administrative agent, and the other agents party thereto.

10.2	Term Loan Credit Agreement, dated as of July 11, 2013, among Fidelity National Financial, Inc., the lenders party thereto, Bank of America, N.A., as administrative agent, and the other agents party thereto.

99.1	Press Release issued by FNF, dated July 11, 2013.